Horace Mann Life Insurance Company	Contract #
A Stock Company
1 Horace Mann Plaza
Springfield, Illinois 62715
800-999-1030
horacemann.com

Individual Deferred Variable Annuity Application

A. Contract type

☐Qualified	☐Non-qualified

☐ 403(b)/Roth 403(b) ☐457(b)/Roth 457(b) ☐401(a) ☐IRA	☐Individual owner	☐Trust

☐Roth IRA☐Conversion Roth ☐SEP-IRA☐SIMPLE-IRA

Is this an inherited IRA/inherited Roth IRA? ☐ Yes ☐ No

If yes, provide:Deceased name

Deceased date of birth Deceased date of death

Is this a custodial account? ☐ Yes ☐ No Is this a UTMA/UGMA? ☐ Yes ☐ No

B. Annuitant information(Residential (physical street) address required)

Name	Birth date

(Last, First, MI)

Residential address

City	State	ZIP

Is the mailing address different? ☐ Yes ☐ No

Mailing address (if different)

City	State	ZIP

Marital status	Gender ☐Male ☐Female Telephone #

Social Security #	Occupation	Code

C. Owner/Custodian/Trustee information(Required for non-qualified if different from Annuitant & residential (physical street) address required)

☐ Same as annuitant ☐ Owner ☐ Custodian ☐ Trustee Name of Trust

Name	Birth date

(Last, First, MI)

Residential address

City	State	ZIP

Mailing address (if different)

City	State	ZIP

Marital status	Gender ☐Male ☐Female Telephone #

Social Security #/EIN	Occupation	Code

ICC16 IL-A143	06/01/16	Page 1 of 6

Second owner (if applicable)

☐ Same as annuitant ☐ Owner ☐ Custodian ☐ Trustee Name of Trust

Name	Birth date

                (Last, First, MI)

Residential address

City	State	ZIP

Mailing address (if different)

City	State	ZIP

Marital status	Gender ☐Male ☐Female Telephone #

Social Security #/EIN	Occupation	Code

D. Employer information

Employer name	Telephone #

Address

City	State	ZIP

School building (if applicable)

E. Beneficiary information

1.	☐ Primary

☐ If Trust, name of Trust

☐ Check here if this beneficiary is irrevocable.

Name/Trustee name (Last, First, MI)

Address

City	State	ZIP

Relationship

Birth date/Trust date

Social Security #/EIN

Benefit percentage %

3.	☐ Primary (or) ☐ Contingent

☐ If Trust, name of Trust

☐ Check here if this beneficiary is irrevocable.

Name/Trustee name (Last, First, MI)

Address

City	State	ZIP

Relationship

Birth date/Trust date

Social Security #/EIN

Benefit percentage %

2.	☐ Primary (or) ☐ Contingent

☐ If Trust, name of Trust

☐ Check here if this beneficiary is irrevocable.

Name/Trustee name (Last, First, MI)

Address

City	State	ZIP

Relationship

Birth date/Trust date

Social Security #/EIN

Benefit percentage %

4.	☐ Primary (or) ☐ Contingent

☐ If Trust, name of Trust

☐ Check here if this beneficiary is irrevocable.

Name/Trustee name (Last, First, MI)

Address

City	State	ZIP

Relationship

Birth date/Trust date

Social Security #/EIN

Benefit percentage %

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5.	☐ Primary (or) ☐ Contingent

☐ Check here if these beneficiaries are irrevocable.

Benefit percentage %

Surviving children born of the marriage of and/or legally adopted by Owner and spouse of Owner, equally.

Last	First	MI
Last	First	MI
Last	First	MI
Last	First	MI

Additional beneficiary comments:

In community property states AZ, ID, LA, NM, NV, TX, WA & WI, is the owner’s spouse the primary beneficiary?
☐ Yes ☐ No ☐ N/A

F. Product information

Horace Mann Personal Retirement Planner

☐	Flexible PremiumDeferred Variable Annuity – issue ages 0 – 85

G. Billing information (for flexible premium)
Billing mode:Month of first payment:

☐ Do not bill

☐ List bill – (select one of the following):	☐1/26	☐1/24	☐1/20	☐1/12	☐1/10	☐1/9	☐Other:

List bill group #	New school group? ☐Yes☐No

☐ Direct - (select one of the following):	☐Annually ☐Semi-annually ☐Quarterly ☐Monthly

☐ EFT 1/12

	Pre-tax premiums (403(b)/457(b)/SIMPLE-IRA)	Post-tax premiums (IRA/Roth IRA/Roth 403(b) Roth 457(b)/Non-qualified)	Employer premiums (403(b)/457(b)/401(a)/SEP-IRA /SIMPLE-IRA)
First payment(s) of:	$	$	$

Subsequent payment:	$	$	$

Total first year payment:	$	$	$

H. Electronic funds transfer

Establish a monthly draft from my bank account on the: ☐ 5th☐ 10th☐15th☐20th☐25th

☐Checking account ☐Savings account Financial institution name

Is Financial institution account owner different than the contract owner? ☐ Yes ☐ No

Routing #	Account #

I (we) request and authorize Horace Mann Life Insurance Company to withdraw the above post-tax premium amount monthly to pay premiums on this annuity.

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I. Lump sum premiums, conversions, replacements, rollovers, transfers and exchanges (exclude flex premium)

Total $ Is a check accompanying this application?	☐ Yes	☐ No

Is the amount listed in this section part of a transfer, exchange/switch or rollover?	☐ Yes	☐ No

J. Allocation instructions

Allocation options		Premiums		Lump sum
Lifecycle/Target Date
118	Fidelity VIP Freedom 2015 SC2		%		%
119	Fidelity VIP Freedom 2025 SC2		%		%
120	Fidelity VIP Freedom 2035 SC2		%		%
121	Fidelity VIP Freedom 2045 SC2		%		%

Asset Allocation
122	Fidelity VIP FundsManager 20%		%		%
123	Fidelity VIP FundsManager 50%		%		%
124	Fidelity VIP FundsManager 60%		%		%
125	Fidelity VIP FundsManager 70%		%		%
126	Fidelity VIP FundsManager 85%		%		%

Large Company Value
112	American Funds BC Inc&Gro		%		%

Large Company Core
021	Fidelity VIP Index 500 SC2		%		%
069	JP Morgan Ins Tr US Equity		%		%

Large Company Growth
113	American Funds IS Growth Fund		%		%

Mid-size Company Value
114	MFS Mid Cap Value Portfolio		%		%

Mid-size Company Core
071	Calvert S&P Mid Cap 400 Index		%		%

Mid-size Company Growth
054	Wells Fargo VT Discovery		%		%

Small Company Value
115	JP Morgan Small Cap Value*		%		%

Small Company Core
068	Dreyfus Small Cap Stock		%		%

Allocation options			Premiums		Lump sum
Small Company Growth
092	Lord Abbett Developing Growth			%		%

Real Estate
116	Fidelity Real Estate Port SC2			%		%

International
Developed Markets
	024	Fidelity VIP OverseasSC2		%		%
Emerging Markets
	110	American Funds IS New World		%		%

Bond Options
Corporate Bond
	026	Fidelity VIP Inv Grade Bond SC2		%		%
Global Bond
	074	Templeton Global Bond		%		%
High Yield Bond
	117	Franklin High Income Securities		%		%

Balanced
111	American Funds IS ManagedRisk			%		%
002	Wilshire VIT Global Allocation Fund			%		%

Money Market
059	T Rowe Price Government Money			%		%

Fixed Only Option
000	Fixed Account			%		%

Total			100%		100%

*	These allocation options are not available for non-qualified contracts.

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K. Automated rebalancing

Please select one of the following:

☐	Quarterly (every three months)

☐ Semi-annually (every six months)

☐	Annually (every 12 months)

Allocation option #	Percentage
%
%
%
%
%
%
%
%
%
%

L. Transfer between accounts/Dollar cost averaging

Please select one of the following:

☐	Transfer monthly for three months

☐	Transfer monthly for six months

☐ Transfer monthly for 12 months

Indicate:

☐ dollar amount ($), ☐ percentages (%), or ☐ “all”

Value	From Allocation option #	To Allocation option #

You may select a maximum of 10 allocation options for either automated rebalancing or transfers between accounts/dollar cost averaging. If automated rebalancing is selected, transfer between accounts/dollar cost averaging is not available for election, and if transfer between accounts/dollar cost averaging is selected, automated rebalancing is not available for election. Your request will be completed on the date it is received in good order in the home office. If your request for either automated rebalancing or transfer between accounts/dollar cost averaging is received on the 29th, 30th, or 31st of the month, all subsequent transfers/rebalancing will be processed as of the 28th of the month.

M. Replacement information (This section must be completed.)

1 .	Do you currently have any existing or pending life insurance or annuities?	☐ Yes	☐ No

2 .	Will the proposed annuity discontinue, reduce, change or replace any existing life insurance policy or annuity contract? If yes, complete the chart below.	☐ Yes	☐ No

Company name	Contract #	Will value transfer to Horace Mann Life Insurance Company?
☐ Yes ☐ No
☐ Yes ☐ No
☐ Yes ☐ No

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N. Special instructions

O. Fraud notice
Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

P. Additional requirements (if applicable)

☐	Suitability form

☐	Transfer/exchange/rollover form

☐	State replacement form (leave with client)

☐	Sales material used in a replacement

☐	Buyer’s guide (leave with client)

☐	Disclosure notice - if applying for any IRA product (leave with client)

☐	Asset Allocation Strategy summary paperwork

☐	Variable Annuity Disclosure Form

☐	Applicable prospectuses

☐	Performance fliers

☐	Business Continuity Disclosure (leave with client)

☐	Privacy notice (leave with client)

☐	Contract summary (leave with client)
Form # Revision date

☐	Other

Q. Acknowledgement and authorization

I agree that the information provided above is full, complete and true to the best of my knowledge. I acknowledge receipt of the “disclosure notice” (if applying for any IRA product), the current prospectus for Horace Mann Life Insurance Company Separate Account and the Underlying Fund prospectuses.
I understand that contract values that are based on the separate account assets are not guaranteed and will decrease or increase with investment experience.
Signed at (city/state) on (date).

Signature of Proposed Owner/Custodian/Trustee

Signature of Spouse (consent if the spouse is not the primary beneficiary – required states: AZ, IA, LA, NM, NV, TX, WA, and WI)

R. To be completed by agent only

1. Does the applicant currently have any existing or pending life insurance or annuities?	☐ Yes	☐ No

2. To the best of your knowledge, will the proposed annuity replace, discontinue or

3. change an existing life insurance policy or annuity contract?	☐ Yes	☐ No

Printed name and number of Agent/Producer (1)

Signature of Agent/Producer (1)

%
State License #	Percentage

Printed name and number of Agent/Producer (2)

%
State License #	Percentage

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